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                                                                    Exhibit 99.1

                           Laurel Capital Group, Inc.
                               2724 Harts Run Road
                           Allison Park, PA 15101-1437


                             P R E S S  R E L E A S E



Release Date:                       For Further Information:
------------                        ------------------------

August 29, 2003                     Edwin R. Maus, President/CEO
                                    412-487-7404 ext. 303
                                    email - ermaus@laurelsb.com
                                            -------------------
                                            or
                                    John A. Howard, Jr. Sr. Vice-President/CFO
                                    412-487-7404 ext. 311
                                    email - jhoward@laurelsb.com
                                            --------------------


                         LAUREL CAPITAL GROUP ANNOUNCES
             EARNINGS FOR THE YEAR AND FOURTH QUARTER OF FISCAL 2003


ALLISON PARK, PA - August 29, 2003 - Laurel Capital Group, Inc. (NASDAQ: LARL) today reported net income for the fiscal year ended June 30, 2003 of $2.5 million or $1.28 per diluted share compared to net income of $3.1 million or $1.51 per diluted share for the year ended June 30, 2002. The $541,000 or 17.6% decline in net income for the year reflects the combined effect of a decrease in net interest income and higher operating expenses, which were partially offset by lower income taxes. The increase of $718,000 in operating expenses was primarily the result of increased costs resulting from the acquisition of SFSB Holding Company and its subsidiary Stanton Federal Savings Bank and the integration and operation of its two branch offices, and expenses relating to the updating of data processing equipment.

For fiscal 2003, the Company's annualized return on average assets (ROA) was ..89% and return on average stockholders' equity was 9.3% compared to 1.2% and 11.5%, respectively, for fiscal 2002.


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Laurel Capital Group, Inc. also reported net income for the quarter ended June
30, 2003 of $556,000 or $.28 per diluted share compared to net income of $762,000 or $.38 per diluted share for the quarter ended June 30, 2002. The 27.0% decrease in net income was primarily attributed to the combined effect of expenses incurred as the result of the aforementioned acquisition of SFSB Holding Company and expenses relating to the updating of the data processing equipment. These expenses were partially offset by an increase in net interest income.

Non-performing assets, which include loans delinquent 90 days and over and repossessed real estate, increased to $956,000 at June 30, 2003 compared to $196,000 at June 30, 2002. This increase was primarily attributable to an increase in delinquencies on loans secured by single-family residences.

In commenting on the Company's performance, Edwin R. Maus, President and Chief Executive Officer stated that "While the current challenging interest rate and economic environment continues to impact the Company's operations, making it difficult to generate earnings growth, we believe our overall performance remains strong."

At June 30, 2003, Laurel Capital Group, Inc. had total assets of $323 million, loans receivable of $181 million and total deposits of $266 million. At June 30, 2003 stockholders' equity amounted to $27.7 million or $14.71 per share compared to $26.6 million or $14.10 per share at June 30, 2002, an increase of 4.3% per share.

Laurel Capital Group, Inc., headquartered in Allison Park, Pa., is the holding company for Laurel Savings Bank. Laurel Savings Bank is a 116-year-old, Pennsylvania-chartered, FDIC-insured savings bank with eight full-service offices located in Allegheny and Butler counties offering a wide variety of financial services and products to customers throughout the Pittsburgh metropolitan area.

The Company's filings with the Securities and Exchange Commission are available electronically on the Internet and can be found at
www.sec.gov/edgar/searchedgar/webusers.htm.
------------------------------------------

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This news release may contain forward-looking statements as defined in the
Private Securities Litigation Reform Act of 1995. Actual future results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.


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[LAUREL CAPITAL   LAUREL CAPITAL GROUP, INC.
GROUP, INC. LOGO] SELECTED CONSOLIDATED FINANCIAL DATA              PAGE 1 0F 2
                  JUNE 30, 2003

                                                   YEAR-TO-DATE                               FISCAL 2003
                                             -------------------------    ----------------------------------------------------
(DOLLARS IN THOUSANDS,                       FOR THE FISCAL YEAR ENDED             AT OR FOR THE THREE MONTHS ENDED:
EXCEPT PER SHARE DATA)                       ------------------------     ----------------------------------------------------
UNAUDITED                                       JUNE 30,     JUNE 30,       JUNE 30      MARCH 31   DECEMBER 31   SEPTEMBER 30
                                                    2003         2002          2003          2003          2002           2002
                                              ----------   ----------     ----------   ----------   -----------   ------------

EARNINGS
--------
Interest Income                                  $15,197      $16,450         $3,884       $3,564       $3,787         $3,962
Interest Expense                                   7,651        8,815          1,818        1,776        1,956          2,101
                                              ----------   ----------     ----------   ----------   -----------   ------------
 Net Interest Income Before Provision
     for Loan Losses                               7,546        7,635          2,066        1,788        1,831          1,861
Provision for Loan Losses                             12           18              3            3            3              3
                                              ----------   ----------     ----------   ----------   -----------   ------------

 Net Interest Income after Provision
     for Loan Losses                               7,534        7,617          2,063        1,785        1,828          1,858

Net Gain on Sale of Investments
     (available for sale)                              4           55              0            0            0              4
Gain on Sale of Loans Held for Sale                   11           21              4            0            2              5
Other Income                                         909          890            267          203          237            202
Operating Expenses                                 4,799        4,081          1,541        1,183        1,029          1,045
                                              ----------   ----------     ----------   ----------   -----------   ------------

Income before Income Taxes                         3,659        4,502            793          805        1,038          1,024

Provision for Income Taxes                         1,125        1,427            237          238          328            322
                                              ----------   ----------     ----------   ----------   -----------   ------------
Net Income                                        $2,534       $3,075           $556         $567         $710           $702
                                              ==========   ==========     ==========   ==========   ===========   ============

PROFITABILITY RATIOS (ANNUALIZED)
---------------------------------
Return on Average Assets                            0.89%        1.18%          0.72%        0.83%        1.04%          1.01%
Return on Average Stockholders' Equity              9.32%       11.50%          8.04%        8.29%       10.51%         10.49%
Yield on Interest-Earning Assets                    5.51%        6.49%          5.11%        5.47%        5.71%          5.84%
Cost of Interest-Bearing Liabilities                3.18%        4.06%          2.71%        3.16%        3.38%          3.57%
Average Interest Rate Spread                        2.33%        2.43%          2.40%        2.31%        2.33%          2.27%
Net Interest Margin                                 2.74%        3.01%          2.72%        2.72%        2.76%          2.73%
Operating Expenses to Average Assets                1.68%        1.56%          1.99%        1.73%        1.50%          1.50%
Efficiency Ratio (1)                               56.38%       47.47%         65.20%       59.37%       49.42%         50.46%

PER COMMON SHARE DATA
---------------------
Shares Outstanding                             1,882,231     1,882,726     1,882,231    1,882,664    1,877,092      1,883,837
Average Shares Outstanding-Basic               1,880,815     1,937,545     1,881,398    1,881,271    1,878,552      1,882,328
Average Shares Outstanding-Diluted             1,981,934     2,037,607     1,978,759    1,976,353    1,981,252      1,990,999
Earnings Per Share -Basic                          $1.35         $1.59         $0.30        $0.30        $0.38          $0.37
Earnings Per Share -Diluted                        $1.28         $1.51         $0.28        $0.29        $0.36          $0.35
Cash Dividends Paid                                $0.76         $0.72         $0.19        $0.19        $0.19          $0.19
Book Value (period end)                           $14.71        $14.10        $14.69       $14.55       $14.49         $14.39
Market Value (period end closing
   sales price)                                  $21.240       $20.115       $21.240      $19.010      $19.220        $19.750

                                                        FISCAL 2002
                                              ---------------------------------
                                              AT OR FOR THE THREE MONTHS ENDED:
                                              ---------------------------------
                                                   JUNE 30,    MARCH 31,
                                                       2002         2002
                                                 ----------   ----------

EARNINGS
--------
Interest Income                                      $4,007       $3,988
Interest Expense                                      2,066        2,049
                                                 ----------   ----------

 Net Interest Income Before Provision
   for Loan Losses                                    1,941        1,939
Provision for Loan Losses                                 4            5
                                                 ----------   ----------

 Net Interest Income after Provision
   for Loan Losses                                    1,937        1,934

Net Gain on Sale of Investments
   (available for sale)                                   0            0
Gain on Sale of Loans Held for Sale                       3            4
Other Income                                            213          208
Operating Expenses                                    1,034        1,045
                                                 ----------   ----------
Income before Income Taxes                            1,119        1,101

Provision for Income Taxes                              357          351
                                                 ----------   ----------

Net Income                                             $762         $750
                                                 ==========   ==========

PROFITABILITY RATIOS (ANNUALIZED)
---------------------------------
Return on Average Assets                               1.13%      1.16%
Return on Average Stockholders' Equity                11.36%     11.20%
Yield on Interest-Earning Assets                       6.13%      6.39%
Cost of Interest-Bearing Liabilities                   3.71%      3.84%
Average Interest Rate Spread                           2.42%      2.55%
Net Interest Margin                                    2.97%      3.09%
Operating Expenses to Average Assets                   1.54%      1.62%
Efficiency Ratio (1)                                  47.77%     47.74%

PER COMMON SHARE DATA
---------------------
Shares Outstanding                                1,882,726  1,926,134
Average Shares Outstanding-Basic                  1,915,731  1,934,369
Average Shares Outstanding-Diluted                2,028,633  2,040,792
Earnings Per Share -Basic                             $0.40      $0.39
Earnings Per Share -Diluted                           $0.38      $0.37
Cash Dividends Paid                                   $0.18      $0.18
Book Value (period end)                              $14.10     $13.81
Market Value (period end closing
   sales price)                                     $20.115    $20.890



(1) Total operating expenses (excluding net income or (loss) on other real estate owned) divided by total operating income (excluding gains on sale of assets available for sale).

As a result of rounding, the sum of quarterly amounts may not equal the year-to-date amounts.

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[LAUREL CAPITAL     LAUREL CAPITAL GROUP, INC.                      PAGE 2 OF 2
GROUP, INC. LOGO]   SELECTED CONSOLIDATED FINANCIAL DATA
                    JUNE 30, 2003


(DOLLARS IN THOUSANDS)                                         FISCAL 2003
                                           ------------------------------------------------------
(UNAUDITED)                                JUNE 30,     MARCH 31,   DECEMBER 31,    SEPTEMBER 30,
                                               2003          2003           2002             2002
                                           --------   -----------   ------------   --------------
BALANCE SHEET DATA (AS OF)
--------------------------
Assets                                     $322,734     $316,755      $271,146       $276,414

Mortgage Loans                              133,518      143,151       133,499        140,174
Commercial and Other Loans                    3,012        1,052         1,904          2,030
Consumer Loans                               44,672       42,968        35,074         34,900
                                           --------    ---------     ---------      ---------
 Total Loans Receivable                     181,202      187,171       170,477        177,104


Cash and Investment Securities              109,168       99,668        85,594         85,169
Mortgage-Backed Securities                   13,505       16,031         9,927          9,612
Savings Deposits                            265,580      259,388       218,761        224,092
FHLB Advances                                24,672       24,713        21,618         21,619
Stockholders' Equity                         27,684       27,385        27,202         27,113

ASSET QUALITY (AS OF)
---------------------
Non-Performing Loans                           $956         $953          $149           $275
Non-Performing Assets                           956        1,083           304            404
Allowance for Loan Losses                     2,006        2,014         1,794          1,791
Net Loan Charge-Offs
 (Recoveries)                                    18            8            15             15
Non-Performing Loans to Total Loans, Net       0.53%        0.51%         0.09%          0.16%
Allowance for Loan Losses/
 Total Loans                                   1.11%        1.08%         1.05%          1.01%
Allowance for Loan Losses/
 Non-Performing Loans                        209.83%      211.33%      1204.03%        651.27%
Net Loan Charge-Offs (Recoveries)/Avg Loans
 (Annualized)                                0.0103%      0.0062%       0.0086%        0.0084%

RATIOS (AS OF)
--------------
Dividend Payout Ratio                         59.38%       57.00%        53.52%         54.29%
Average Equity to Average
Assets                                         9.52%        9.82%         9.74%          9.63%
Core Capital - Tier I                          7.51%        8.45%         9.57%          9.31%
Risk-Based Capital -Tier I                    13.82%       11.65%        18.68%         17.73%
Risk-Based Capital -Tier II                   15.04%       12.69%        19.98%         18.97%
Leverage Multiple (2)                         11.66x       11.57x         9.97x         10.19x

OTHER DATA (AS OF)
------------------
Shareholders of Record                          401          402           406            410
Number of Full-Service Banking Offices            8            8             6              6






                                                                  FISCAL 2002
                                             ------------------------------------------------------
                                              JUNE 30,     MARCH 31,   DECEMBER 31, SEPTEMBER 30,
                                                  2002          2002          2001           2001
                                             ---------     ---------   -----------     ----------

BALANCE SHEET DATA (AS OF)
--------------------------

Assets                                         $278,061      $260,568      $255,270      $259,563

Mortgage Loans                                  144,104       144,304       138,791       140,590
Commercial and Other Loans                        1,560         1,662         1,411         1,403
Consumer Loans                                   34,461        32,762        33,378        34,332
                                              ---------     ---------     ---------     ---------
 Total Loans Receivable                         180,125       178,728       173,580       176,325

Cash and Investment Securities                   84,928        68,635        68,014        68,556
Mortgage-Backed Securities                        8,038         7,940         8,399         9,463
Savings Deposits                                225,419       206,922       203,453       205,035
FHLB Advances                                    21,620        21,622        21,623        21,625
Stockholders' Equity                             26,553        26,600        26,677        26,648

ASSET QUALITY (AS OF)
---------------------
Non-Performing Loans                               $196          $193          $312          $507
Non-Performing Assets                               327           378           610           801
Allowance for Loan Losses                         1,803         1,789         1,776         1,761
Net Loan Charge-Offs (Recoveries)                   (27)          (17)           (8)            2
Non-Performing Loans to Total Loans, Net           0.11%         0.11%         0.18%         0.29%
Allowance for Loan Losses/
 Total Loans                                       1.00%         1.00%         1.02%         1.00%
Allowance for Loan Losses/
 Non-Performing Loans                            919.90%       926.94%       569.23%       347.34%
Net Loan Charge-Offs (Recoveries)/Avg Loans
 (Annualized)                                   (0.0153%)     (0.0097%)     (0.0045%)      0.0011%

RATIOS (AS OF)
--------------
Dividend Payout Ratio                             47.68%        47.79%        46.75%        46.15%
Average Equity to Average
 Assets                                           10.24%        10.34%        10.34%        10.27%
Core Capital - Tier I                              9.49%        10.03%         9.91%         9.73%
Risk-Based Capital -Tier I                        17.97%        17.99%        18.30%        18.11%
Risk-Based Capital -Tier II                       19.29%        19.31%        19.66%        19.46%
Leverage Multiple (2)                             10.47x         9.80x         9.57x         9.74x

OTHER DATA (AS OF)
------------------
Shareholders of Record                              412           415           417           421
Number of Full-Service Banking Offices                6             6             6             6



(2)      Assets divided by stockholders equity.


                                    # # # #